Exhibit 99.2

Core Oil Southern Delaware Basin Silverback Exploration Acquisition Overview November 2016

Important Information 2 Forward-Looking Statements The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the development, production, gathering and sale of oil and natural gas. These risks include, but are not limited to, commodity price volatility, inflation, lack of availability of drilling and production equipment and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures and the other risks described in our filings with the Securities and Exchange Commission (the “SEC”). Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this paragraph, to reflect events or circumstances after the date of this presentation. Cautionary Statement Regarding Oil and Gas Quantities The SEC permits oil and gas companies to disclose in their filings with the SEC only proved, probable and possible reserves that a company anticipates as of a given date to be economically and legally producible and deliverable by application of development projects to known accumulations. In this presentation, Centennial includes estimates of quantities of oil and gas using certain terms, such as “resource potential” and “EUR”, which terms include quantities of oil and gas that may not meet the SEC definitions of proved, probable and possible reserves, and which the SEC guidelines strictly prohibit Centennial from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being recovered by Centennial.

Silverback acquisition overview

Transformative acquisition of core, bolt-on Reeves County acreage

- An affiliate of Riverstone has agreed to acquire the E&P assets of Silverback Exploration ("Silverback" or "SBE") for a total cash purchase price of $855 million, subject to customary adjustments. Riverstone has the right to assign its obligation to purchase the Silverback assets to Centennial, and, in such event, Centennial would acquire such assets at the same purchase price
  - Contiguous Reeves County acreage position with ~35,000 net acres (~44,000 gross acres) directly offsetting existing Centennial acreage
  - Acreage is 95% operated, with 88% working interest on operated acreage
  - Q3 2016 production of ~3.5 MBoe/d
  - At least 600 horizontal drilling locations assuming 880' spacing prospective for the Upper Wolfcamp A (~210 locations), Lower Wolfcamp A (~180 locations) and Wolfcamp B (~220 locations)
  - Estimated total net undeveloped resource potential of over 600 MMBoe from the Wolfcamp A and Wolfcamp B formations with additional upside potential from the Wolfcamp C and Avalon / Bone Spring formations
  - ~10,000 net acres are located within the boundaries of an area of mutual interest ("AMI"), in which third parties have the right, exercisable within 30 days of receipt of a notice of the acquisition, to acquire up to an ~80% interest in the acreage acquired within the AMI at Centennial's original purchase price
- In connection with the acquisition, Riverstone and affiliated funds have committed to invest up to $500 million in a combination of CDEV common and convertible preferred shares at the common equivalent of $14.54 per share[1]
- Expected close on December 30, 2016


Centennial (42,309 net acres)
Silverback (35,195 net acres)
Pro forma Centennial:
77,504 net acres
WARD COUNTY
REEVES COUNTY
New Mexico
Texas
DELAWARE BASIN
Reeves

(1) Price is subject to adjustment. The preferred shares will be convertible into common shares upon the approval of the Company's stockholders of such conversion at a special meeting. Holders of the preferred shares will not be entitled to a preferred dividend, but will be entitled to participate in dividends payable on the common stock. The preferred shares will also have a liquidation preference of $0.0001 per share and holders will be entitled to participate with common stockholders in distributions upon liquidation.

CENTENNIAL 3

Key transaction highlights 4 Highly contiguous, operated bolt-on acreage position Significant inventory of operated extended laterals and sizeable resource potential Accretive to NAV, production and cash flow Accretive to growth while maintaining balance sheet strength Attractive well economics in line with existing Centennial inventory Significantly enhances and accelerates the Centennial 2020 Game Plan

Centennial executes on strategic, opportunistic transaction

Great fit, strengthens the Centennial position

- Silverback acquisition is consistent with strategy to add Delaware Basin acreage of similar quality to existing CDEV position
- Opportunities to add highly accretive "offset" acreage in the Delaware Basin are rare
- Silverback acreage is scalable for CDEV:
  - Nearly doubles operated locations / inventory
  - Enhances CDEV operational control / efficiency
  - Increases CDEV ability to execute an extended lateral drilling plan across combined acreage, generating similar IRRs and delivering production growth
- Significant "upside" potential expected from down spacing, new pay horizons, enhanced completions

Precedent Delaware Basin Transactions[1,2] (Transaction Value / '000 Acres)


$7.7
$20.8
$20.9
$21.8
$25.4
$26.1
$34.9
$40.6
$45.7
A
CDEV / SBE
B
C
D
E
F
G
H

Southern Delaware Basin Net Acreage


SBE Acreage
19,000
40,000
41,000
42,485
77,504
100,000
125,000
FANG
NBL
RSPP 3
PE
CDEV PF SBE
OXY
CXO

Source: Company investor presentations and public filings.
(1) Based on transactions of at least $100mm in 2H 2016; CXO / Undisclosed, OXY / J. Cleo, RSPP / Silver Hill, Resolute / FireWheel, EOG / Yates, PDC / Kimmeridge, Silver Run / Centennial, FANG / Luxe.
(2) Permian Transaction Comps Transaction Value adjusted for production valued @ $35,000/Boe/d; Based on acquired Delaware acreage only.
(3) Represents RSPP's recently acquired Loving / Winkler County acreage

CENTENNIAL 5

Delivering on investor returns

Acquisition consistent with Centennial 2020 Game Plan

Objective: Best equity performance of any U.S. Small Cap E&P through 2020

Game Plan:

2016

- ✓ ***Selectively pursue transformative acquisition in Permian***
- ✓ ***Maintain one of the lowest net debt positions of all domestic E&P companies***
- ✓ ***Maintain clear, easy to understand financials***

2017

- Grow net oil production from ~6,100[1] to 50,000 Bo/d by 2020
- Become small cap technical leader in G&G and well completion technology
- Achieve above average competence in drilling technology and execution
- Evaluate Bone Spring Shale prospectivity across acreage
- Target $100 million per year spend for acreage acquisitions

2018

- Achieve lowest G&A unit costs among peers
- Achieve lowest LOE unit costs among peers

2020

- Achieve 50,000 Bo/d (vs. 30,000 Bo/d in previous Game Plan)

(1) 3Q 2016 Average Oil Production (Centennial standalone)

CENTENNIAL 6

Significant enhancement to 2020 Game Plan 7 Highly contiguous operated acreage position Contiguous Reeves County position with ~35,000 net acres (~44,000 gross acres) Acreage is 95% operated, with 88% working interest on operated acreage Silverback acreage directly offsets a significant portion of existing Centennial acreage resulting in opportunity for additional extended lateral locations and the ability for Centennial to apply real-time technical enhancements to acquired inventory Creates one of the largest operators in the Delaware Basin, with ~135,000 contiguous gross acres Significant inventory of operated extended laterals and sizeable resource potential Accretive to growth while maintaining balance sheet strength Accretive to inventory with at least 600 horizontal drilling locations prospective for the Upper Wolfcamp A, Lower Wolfcamp A and Wolfcamp B ~90% of acquired inventory will be comprised of Centennial operated drilling locations and ~70% operated extended lateral locations representing an 83% and 136% increase to existing Centennial inventory, respectively Additional operated locations add to total pro forma inventory life Strong well results support type curve returns that are competitive with the existing Centennial position Estimated total net undeveloped resource potential of over 600 MMBoe from the Wolfcamp A and Wolfcamp B formations with additional upside potential from Wolfcamp C and Avalon / Bone Spring formations P P P Accretive to projected cash flow and production growth rates and to NAV and cash flow on a per share basis Transaction structured to maintain Centennial’s strong balance sheet and liquidity position

Silverback acquisition adds extensive inventory of economic locations across a larger pro forma operated footprint

Material increase in inventory life, operated extended lateral locations and resource potential

Total locations[1]


1,388
+44%
1,999
Standalone
Pro forma

Operated locations[1]


673
+83%
1,233
Standalone
Pro forma

Operated extended lateral locations[1]


317
+136%
748
Standalone
Pro forma

Significant increase to total acreage footprint and current production

Total net acreage


42,309
+83%
77,504
Standalone
Pro forma

Total net acreage - % operated


80%
87%
Standalone
Pro forma

Q3 2016 production (MBoe/d)


8.9
+40%
12.4
Standalone
Pro forma

(1) Represents gross horizontal drilling locations

CENTENNIAL 8

Wolfcamp A oil results comparable to CDEV acreage Wolfcamp A Production normalized to 4,500ft and unadjusted for downtime Average NSAI PUD type curve based on reserve estimates of NSAI as of 12/31/15 Includes Wolfcamp A well results for SBE and offset operators Includes all Wolfcamp A wells completed in CDEV’s Arroyo Area since January 2015 9 Centennial Acreage Silverback Acreage SBE Area WC A3 CDEV Arroyo Area WC A4 3 SBE Area WC A vs CDEV Arroyo Area WC A1 SBE Area WC A vs CDEV NSAI PUD1,2 4 3 0 20 40 60 80 100 120 140 0 30 60 90 120 150 180 210 240 270 300 330 360 Cumulative Oil Production (MBo) Days on Production Avg CDEV Arroyo Area WC A (8 Wells) Avg SBE Area WC A (13 Wells) 0 20 40 60 80 100 120 140 0 30 60 90 120 150 180 210 240 270 300 330 360 Cumulative Oil Production (MBo) Days on Production CDEV NSAI Avg PUD (Oil EUR: 457 MBo) CDEV NSAI Avg PUD + 20% (Oil EUR: 548 MBo) Avg SBE Area WC A (13 Wells)

Single well returns analogous to existing inventory

Higher GOR drives equivalent oil production with higher returns and EURs

- ~75% of Silverback's acreage has a higher Gas-to-Oil ratio than CDEV's existing acreage
- The remaining ~25% of the acreage has a Gas-to-Oil ratio approximately equivalent to CDEV's existing acreage
- Well results indicate that the higher GOR area has a similar level of oil production, but a materially larger gas component that drives total EUR and single well returns
- EagleClaw gas gathering and processing system built to suit Silverback and CDEV's acreage and has substantial capacity to handle production ramp

Illustrative single well economics (IRR %)[2,3]

All type curves run using a flat $55/Bbl flat WTI and $3.00 flat HHub pricing

Assumes 4,500' lateral length and current D&C cost of $5.5 million



CDEV standalone inventory
High GOR acquired inventory
(64% of acquired inventory)
68%
47%
30%
82%
53%

	CDEV standalone inventory			High GOR acquired inventory (64% of acquired inventory)	
	NSAI + 40%	NSAI + 20%	NSAI	NSAI + 20%	NSAI
Oil EUR (MBo)	**640**	**548**	**457**	**548**	**457**
EUR (MBoe)	904	775	646	1,530	1,275
PV-10 ($ mm)	$6.3	$4.5	$2.7	$7.3	$5.1

Wolfcamp A GOR Map[1]



Winkler
Loving
Ward
Reeves
Higher GOR
Lower GOR
Silverback Acreage
EagleClaw System
Processing Plants
6 Mo. GOR
> 15,000
14,000 – 15,500
12,500 – 14,000
10,500 – 12,500
9,500 – 10,500
8,500 – 9,500
7,500 – 8,500
7,000 – 7,500
6,000 – 7,000
5,000 – 6,000
4,500 – 5,000
3,500 – 4,500
2,500 – 3,500
1,500 – 2,500
<1,500

(1) Source: HPDI, IHS
(2) All type curves run using a flat $55/Bbl flat WTI and $3.00 flat HHub pricing; Assumes 4,500' lateral length and current D&C cost of $5.5 million; single well statistics estimated utilizing managements current commercial assumptions; actual economics may vary significantly
(3) Average NSAI PUD type curve based on reserve estimates of NSAI as of 12/31/15

CENTENNIAL 10

Centennial pro forma horizontal development plan Initiate development on acquired acreage and continue shift to extended laterals 11 Q4 2016 2017 2018 Near-term development planned across the entirety of the pro forma core acreage footprint Increase focus on extended lateral locations Wolfcamp A will remain primary target and Wolfcamp B&C and 3rd Bone Spring Sand are secondary targets Conservative planned pro forma rig ramp Q4 2016: 3 rigs running for entirety of quarter 2017: 5 rigs running for 1H 2017, Rig 6 added in 2H 2017 2018: 8 rigs running for 1H 2018, Rig 9 added in 2H 2018 2019+: Continue measured rig ramp and meaningful production growth Standalone Pro forma Pro forma development plan

Mark Papa Chief Executive Officer Formerly Chief Executive Officer of EOG Resources Formerly Partner of Riverstone; Current Advisor to Riverstone Sean Smith Chief Operating Officer George Glyphis Davis O’Connor Jamie Wheat Matt Garrison 12 The Centennial Team Name Position Background Sean Marshall Oscar Peters Terry Sherban Chief Financial Officer General Counsel Chief Accounting Officer VP of Geosciences VP of Land VP of Operations VP of Reservoir Engineering Legacy VP of Geosciences, Centennial Formerly General Manager, High Plains Division at QEP Legacy Chief Financial Officer, Centennial Formerly Managing Director at J.P. Morgan Investment Banking Legacy General Counsel, Centennial Formerly General Counsel at Berry Petroleum Legacy Chief Accounting Officer, Centennial Formerly Chief Accounting Officer at Berry Petroleum Formerly Division Exploration Manager for the Permian at EOG Resources Formerly Director of Land Negotiation at Encana Formerly Drilling and Completions Manager at Resolute Energy Formerly Area Production and Drilling Manager at EOG Resources Legacy VP of Reservoir Engineering, Centennial Formerly VP of Acquisitions at Venoco